UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

_____________________________________________

LEFT RIGHT MARKETING TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

_____________________________________________

Delaware	0-9047	02-0314487
(State of other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)
6600 Amelia Earhart Court
Las Vegas, Nevada	89119
(Address of Principal Executive Office)	(Zip Code)

(702) 260-9305

(Registrant's Executive Office Telephone Number)

*THIS AMENDMENT IS BEING FILED TO AMEND THE FORM 8-K ORIGINALLY FILED ON APRIL 22, 2004, TO INCLUDE THE AUDIT OF CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY (FORMERLY CRAZY GRAZER, LLC) AND THE UNAUDITED PRO FORMA FINANCIALS FOR CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY, A NEVADA LIMITED LIABILITY COMPANY AND LEFT RIGHT MARKETING TECHNOLOGY, INC., A DELAWARE CORPORATION AS A RESULT OF THE MERGER CONSUMMATED ON APRIL 26, 2004. NOTHING ELSE IN THE ORIGINAL 8-K IS BEING MODIFIED.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

UNAUDITED PRO FORMA FINANCIAL INFORMATION

        The Unaudited Pro Forma Financial Information reflects financial information as of December 31, 2003, which gives effect to the acquisition of all of the outstanding membership interests of CrazyGrazer.com, Limited Liability Company ("CrazyGrazer") (formerly Crazy Grazer, LLC) (a Nevada limited liability company) in exchange for 950,000 shares of preferred stock of Left Right Marketing Technology, Inc. ("LRMK") (a Delaware Corporation).

        The Pro Forma Statements included herein reflect the use of the purchase method of accounting for the above transaction. Due to certain common ownership of CrazyGrazer and the majority stockholder of LRMK, there will be no adjustment to any assets of CrazyGrazer including no recording of any Goodwill as a result of the transaction. Such financial information has been prepared from, and should be read in conjunction with, the historical audited financial statements of CrazyGrazer and LRMK.

        The Pro Forma Balance Sheet gives effect to the transaction as if it had occurred on December 31, 2003. The Pro Forma Statement of Operations gives effect to the transaction as if it had occurred at the beginning of the earliest period presented, combining the results of CrazyGrazer for the twelve-month year ended December 31, 2003 and LRMK for the six-month period ended December 31, 2003.

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMK) PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of December 31, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
ASSETS	LRMK	CrazyGrazer	Adjustments	LRMK
Current assets:
Cash and cash equivalents	$ -	$ 9,309	-	$ 9,309
Accounts receivable	-	1,000	-	1,000
Total current assets	-	10,309		10,309

Property, Equipment and Software, net	-	248,964	-	248,964

Other Assets
Advances to CrazyGrazer.com, a related party	622,199	-	(622,199)	-
Less allowance for doubtful accounts	(559,979)	-	559,979	-
Inventory	-	22,211	-	22,211
Total other assets	62,220	22,211	(62,220)	22,211

Total assets	$ 62,220	$ 281,484	(62,220)	$ 281,484

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$ 609,823	$ 594,351	-	$ 4,174
Accounts payable - related party	52,149	139,838	-	191,987
Loan from LRMK	-	622,199	(622,199)	-
Accrued expenses	-	85,420	-	85,420
Other current liabilities	63,669	384	-	64,053
Total current liabilities	725,641	1,442,192	(622,199)	1,545,634

Stockholders' deficit
Preferred stock, $0.001 par value	-	-	950	950
Common stock, $0.001 par value	43,193	-	-	43,193

Additional paid in capital	725,256	-	(601,679)	123,577
Deficit accumulated during the development stage	(1,431,870)	(1,160,708)	1,160,708	(1,431,870)
Total stockholders' (deficit)	(663,421)	(1,160,708)	559,979	(1,264,150)

Total liabilities and stockholders' deficit	$ 62,220	$ 281,484	$ (62,220)	$ 281,484

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMK) PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the year ended December 31, 2003
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
	LRMK(1)	CrazyGrazer	Adjustments	LRMK

Revenue	$ -	$ 736,636	-	$ 736,636

Cost of revenues	-	656,124	-	656,124

Gross Profit	-	80,512	-	80,512

Expenses
General and administrative expenses	330,664	814,639	-	1,145,303
Legal fees	427,600	-	-	427,600
Bad debt expense	559,979	-	(559,979)	-
Consulting fees - related party	-	375,383	-	375,383
Compensation expense	170,723	31,291	-	202,014
Total expenses	1,488,966	1,221,313	(559,979)	2,150,300

Other Income (Expense)
Other income	71,951	-	-	71,951
Interest expense	(14,854)	(9,938)	-	(24,792)
Total other income (expense)	57,097	(9,938)	-	47,159

Net Income (loss)	$ (1,431,870)	$ (1,150,739)	$ 559,979	$ (2,022,629)

PER SHARE INFORMATION:

Weighted average number of shares outstanding (basic and diluted)	27,994,849	-	-	27,994,849

Earnings (loss) per share of common stock (basic and diluted)	$ (0.05)	$ -		$ (0.07)

(1) Financial statements are for the six-month year ended December 31, 2003.

        The following pro-forma balance sheet gives effect to the merger as had it occurred as of March 31, 2004 and for the three months then ended.

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMK) PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET As of March 31, 2004
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
ASSETS	LRMK	CrazyGrazer	Adjustments	LRMK
Current assets:
Cash and cash equivalents	$ -	$ -	-	$ -
Accounts receivable	-	41,474	-	41,474
Inventories	-	41,716	-	41,716
Total current assets	-	83,190		83,190

Property, Equipment and Software, net	3,948	221,884	-	225,832

Other Assets
Advances to CrazyGrazer.com, a related party	839,596	-	(839,596)	-
Advances to Hall Communications, a related party	160,252	-	-	160,252
Less allowance for doubtful accounts	(839,596)	-	839,596)	-
Total other assets	160,252	-	-	160,252

Total assets	$ 164,200	$ 305,074	-	$ 469,274

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable	$ 711,756	$ 798,992	-	$ 1,510,748
Accounts payable - related party	66,729	133,332	-	200,061
Loan from LRMK	-	839,596	(839,596)	-
Accrued expenses	-	243,745	-	243,745
Customer deposits	-	31,631	-	31,631
Other current liabilities	143,524	-	-	143,524
Total current liabilities	922,009	2,047,296	(839,596)	2,129,709

Stockholders' deficit
Preferred stock, $0.001 par value	-	-	950	950
Common stock, $0.001 par value	46,215	-	-	46,215

Additional paid in capital	2,233,234	-	(903,576)	1,329,658
Deficit accumulated during the development stage	(3,037,258)	(1,742,222)	1,742,222	(3,037,258)
Total stockholders' (deficit)	(757,809)	(1,742,222)	839,596	(1,660,435)

Total liabilities and stockholders' deficit	$ 164,200	$ 305,074	$ -	$ 469,274

        The following proforma schedule gives effect to the results of operations as had the proposed merger been completed as of January 1, 2004.

LEFT RIGHT MARKETING TECHNOLOGY, INC. (LRMK) PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS For the three months ended March 31, 2004
				(Unaudited)
	Historical	Historical	Pro forma	Pro forma
	LRMK	CrazyGrazer	Adjustments	LRMK

Revenue	$ -	$ 2,054	-	$ 2,054

Cost of revenues	-	592	-	592

Gross Profit	-	1,462	-	1,462

Expenses
Salaries, wages and other payroll related costs	1,246,255	-	-	1,246,255
General and administrative expenses	52,946	332,122	-	385,068
Professional and consulting fees	26,240	-	-	26,240
Provision for bad debt	279,617	-	(279,617)	-
Compensation expense	-	250,854	-	250,854
Interest	330	-	-	330
Total expenses	1,605,388	582,976	(279,617)	1,908,747

Net Income (loss)	$ (1,605,388)	$ (581,514)	279,617	$ (1,907,285)

PER SHARE INFORMATION:

Weighted average number of shares outstanding (basic and diluted)	43,678,503	-	-	43,678,503

Earnings (loss) per share of common stock (basic and diluted)	$ (0.04)	$ -	-	$ (0.04)

CrazyGrazer.com, Limited Liability Company

(formerly Crazy Grazer, LLC).

(A Development Stage Company)

AUDITED FINANCIAL STATEMENTS

For the years ended December 31, 2003 and 2002

INDEPENDENT AUDITORS' REPORT

Crazy Grazer, LLC

Members

Las Vegas, Nevada

We have audited the accompanying balance sheet of Crazy Grazer, LLC (a Nevada Limited Liability Company) as of December 31, 2003, and the related statement of operations, changes in members' equity, and cash flows for the year ended December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits. The Financial Statements of Crazy Grazer, LLC as of December 31, 2002 were audited by another firm whose report dated April 28, 2004, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crazy Grazer, LLC as of December 31, 2003, and the results of their operations and their cash flows for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 4 to the financial statements, the Company has a significant deficit in working capital, has a deficit in members' equity and has suffered recurring losses to date, which raises substantial doubt about its ability to continue as a going concern. Management's plans with regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

// CFO Advantage, Inc.

CFO Advantage, Inc.

Las Vegas, Nevada

April 9, 2004

INDEPENDENT AUDITORS' REPORT

The Member

Crazy Grazer.com, Limited Liability Company

Las Vegas, Nevada

We have audited the accompanying statements of operations, member's deficit and cash flows of CrazyGrazer.com, Limited Liability Company for the year ended December 31, 2002 and for the period from inception (July 1, 2001) through December 31, 2002 included within the information for the period from inception through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of operations, changes in member's deficit and cash flows of Crazy Grazer.com for the year ended December 31, 2002 and the period from inception through December 31, 2002 included in the information for the period from inception through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

// Beadle, McBride, Evans & Reeves, LLP

Las Vegas, Nevada

April 28, 2004

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

BALANCE SHEET

AS OF DECEMBER 31, 2003

ASSETS
	12/31/2003	12/31/2002	12/31/2001
Current assets
Cash	$ 9,309	$ 105,972	$ 8,116
Accounts receivable	1,000	-	6,621
Total current assets	10,309	105,972	14,737

Property, Equipment and Software, net	248,964	-	-

Other Assets
Inventory	22,211	-	-
Clearing Account	-	-	-
Total other assets	22,211	-	-

TOTAL ASSETS	$ 281,484	$ 105,972	$ 14,737

LIABILITIES AND MEMBER'S DEFICIT

LIABILITIES
Current liabilities
Accounts payable	594,351	58,212	6,587
Loan from Left Right Marketing Technology	622,199	-
Accounts payable -related party	139,838	57,729	31,860
Accrued expenses	85,420	-
Other current liabilities	384	-	109
Total current liabilities	1,442,192	115,941	38,556

MEMBER'S DEFICIT

Member's, deficit accumulated during the development stage	(1,160,708)	(9,969)	(23,819)

	$ 281,484	$ 105,972	$ 14,737

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Balance Sheet

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIODS ENDED

DECEMBER 31, 2003 AND 2002

INCEPTION TO DECEMBER 31, 2003

	12 months ended December 31, 2003	12 months ended December 31, 2002	Inception to December 31, 2003

REVENUES	$ 736,636	$ 179,467	$ 918,412
COST OF REVENUES	656,124	57,246	718,221
GROSS PROFIT	80,512	122,221	200,191

EXPENSES:
General and administrative	814,639	80,011	908,656
Consulting fees - related party	375,383	-	375,383
Compensation expenses	31,291	28,336	66,900
Total expenses	1,221,313	108,347	1,350,939

OTHER INCOME (EXPENSE)
Interest expense	(9,938)	(24)	(9,960)
Total other income (expense)	(9,938)	(24)	(9,960)

Net income (loss)	$ (1,150,739)	$ 13,850	$ (1,160,708)

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Operations

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

STATEMENT OF MEMBER'S DEFICIT

INCEPTION TO DECEMBER 31, 2003

Inception, July 31, 2001	$ -

Plus: Contributions	-

Minus: Distributions	-

Net (loss), five months ended December 31, 2001	(23,819)

Balance, December 31, 2001	(23,819)

Plus: Contributions	-

Minus: Distributions	-

Net income year ended December 31, 2002	13,850

Balance, December 31, 2002	(9,969)

Plus: Contributions	-

Minus: Distributions	-

Net (loss) year ended December 31, 2003	(1,150,739)

Balance, December 31, 2003	$ (1,160,708)

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Member's Deficit

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

FOR THE TWELVE MONTH PERIODS ENDED

DECEMBER 31, 2003 AND 2002

INCEPTION TO DECEMBER 31, 2003

	12 months ended December 31, 2003	12 months ended December 31, 2002	Inception to December 31, 2003
CASH FLOWS FROM OPERATING ACTVITIES
Net income (loss)	$ (1,150,739)	$ 13,850	$ (1,160,708)
Adjustment to reconcile net income
to net cash provided
Depreciation	1,914	-	1,914
(Increase) decrease in accounts receivable	(1,000)	6,621	(1,000)
(Increase) in inventory	(22,211)	-	(22,211)
Increase in accounts payable	536,139	51,516	594,351
Increase in other current liabilities	168,112	25,869	225,841
Net cash provided by (used in) operating activities	(467,785)	97,856	(361,813)

CASH FLOWS FROM INVESTING ACTIVITIES
(Increase) in Property, Equipment and Software	(250,878)	-	(250,878)
Net cash (used in) investing activities	(250,878)	-	(250,878)

CASH FLOWS FROM FINANCING ACTIVITIES
Loan from Left Right Marketing Technology, Inc.	622,000	-	622,000
Net cash provided by financing activities	622,000	-	622,000

Net increase (decrease) in cash	(96,663)	97,856	9,309

Balance at beginning of period	105,972	8,116	-
Balance at end of period	$ 9,309	$ 105,972	$ 9,309

SUPPLEMENTAL INFORMATION
Interest Paid	$ 9,938	$ 24	$ -
Taxes Paid	$ -	$ -	$ -

The accompanying independent auditors' report and notes to financial statements should be read in conjunction with this Statement of Cash Flows

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization and Nature of Business

First Light Design, LLC commenced operations as a graphic design company on July 31, 2001. First Light Design, LLC then ceased operations on November 30, 2002 and commenced operations on the World Wide Web in December 31, 2002 dba Crazy Grazer.com. On September 29, 2003, First Light Design, LLC filed amended articles of organization with the State of Nevada to change its name to Crazy Grazer, LLC. Subsequent to year-end, Crazy Grazer, LLC filed amended articles of organization with the State of Nevada to change its name to CrazyGrazer.com, Limited Liability Company (the "Company").

The Company is positioned to create a unique online shopping experience that leverages the equity and affinity built by the world's leading brands in a way that heightens consumer confidence of shopping online and ultimately leads to a more comfortable and natural purchasing decision. The Company views each computer as a potential CrazyGrazer.com storefront and an opportunity to deliver the content of its site to customers.

The Company operates 1 global Web site: www.crazygrazer.com

Cash and Cash Equivalents

The Company maintains its cash balance in a non-interest-bearing account that currently does not exceed federally insured limits. For purposes of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions, which affect the reported amounts of assets and liabilities at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

Prepaid Expenses

Prepaid expenses are prepayments made to secure the use of assets or the receipt of services at a future date.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

Equipment

Fixed assets acquired will be stated at cost. Expenditures that materially increase the life of the assets are capitalized. Ordinary maintenance and repairs are charged to expense as incurred. When assets are sold or otherwise disposed of, the cost and the related accumulated depreciation are removed from the accounts and any resulting gain or loss is recognized at that time. Depreciation is computed primarily on the straight-line method and accelerated method for financial statement purposes over the following estimated useful lives:

Computer Equipment	5 years
Furniture & Fixtures	7 years
Office Equipment	5 years

The depreciation expense for the year ended December 31, 2003 was $1,914. There were $250,878 worth of fixed assets at December 31, 2003. There were no fixed assets or depreciation in the prior years.

Advertising

Advertising costs are expensed when incurred. There were advertising expenses in the amount of $189,535 for the year ended December 31, 2003 and $39,037 for the year ended December 31, 2002

Intangible Assets

The Company has adopted SFAS No. 142, "Goodwill and Other Intangible Assets", which requires that goodwill and other indefinite lived intangible assets are no longer amortized, but reviewed annually, or sooner if deemed necessary, for impairment. Under guidance from SFAS No. 142 management has no goodwill or other intangible assets as of December 31, 2003.

Impairment of Long-Lived Assets

Long-lived assets held and used by the Company are reviewed for possible impairment whenever events or circumstances indicate the carrying amount of the asset may not be recoverable or is impaired.

Segment Reporting

The Company follows Statement of Financial Accounting Standards No. 130 "Disclosures About Segments of an Enterprise and Related Information". The Company operates as a single business segment and will evaluate additional segment disclosure requirements as it expands its operations.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

Dividends

The Company has not yet adopted any policy regarding the payment of dividends. No dividends have been paid or declared since inception.

Income taxes

The Company follows statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" ("SFAS No. 109") for the recording of provision for income taxes. Deferred tax assets and liabilities are computed based on the difference between the financial statement and income tax basis of assets and liabilities using enacted marginal tax rates applicable when the related asset or liability is expected to be realized or settled. Deferred income expenses or benefits are based on the changes in the asset and liability of each period. If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized. Future changes in such valuation allowance are included in the deferred income taxes in the period of change. Deferred income taxes may arise from the temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods. Deferred taxes are classified as current or non-current, depending on the classification of the assets and liabilities to which they relate. Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

The Company experienced losses during the previous fiscal tax year reported. The Company will review its need for a provision for federal income taxes after each operating quarter. Since the LLC is owned by one individual, any potential income taxes are not factored into the financial statements, as any income tax due would be borne by the respective owner.

Revenue Recognition

The Company generally recognizes revenue from the sale of products or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured.

The Company evaluates the criteria outlined in Emerging Issues Task Force ("EITF") Issue No. 99-19, "Reporting Revenue Gross as a Principal Versus Net as an Agent", in determining whether it is appropriate to record the gross amount of product sales and related costs or the net amount earned as commissions. Generally, when the Company is the primary obligor in a transaction, is subject to inventory risk, has latitude in establishing prices and selecting suppliers, or has several but not all of these indicators, revenue is reported gross. If the Company is not the primary obligor and amounts are earned using a fixed percentage, a fixed payment schedule or a combination of the two, the Company generally records the net amounts as commissions earned.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

Product sales, net of promotional discounts, rebates and return allowances, are recorded when the products are shipped and title passes to customers. Retail items sold to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company's delivery to the carrier (commonly referred to as "F.O.B. Shipping Point"). Return allowances (which reduce product revenue by management's estimate of expected returns) are estimated using historical experience.

The Company periodically provides incentive offers to its customers to encourage purchases. Such offers include percentage discounts off current purchases ("current discount offers"), offers for future discounts subject to a minimum current purchase ("inducement offers") and similar offers. Current discount offers, when accepted by customers, are treated as a reduction to the purchase price of the related transaction and are presented as a net amount in "Net sales". Inducement offers, when accepted by customers are treated as a reduction to the purchase price based on estimated redemption rates. Redemption rates are estimated using the Company's historical experience for similar inducement offers.

Cost of sales

Cost of sales consist of the purchase of consumer products sold by the Company, inbound and outbound shipping charges, and packaging supplies.

Fulfillment

Fulfillment costs represent those costs incurred in operating and staffing the Company's fulfillment and customer service centers, including costs attributable to: receiving, inspecting and warehousing inventories; picking, packaging and preparing customers' orders for shipment; credit card fees and bad debt costs; and responding to inquiries from customers. Fulfillment costs also include amounts paid to third-party co-sourcers that assist the Company in fulfillment and customer service operations.

Technology and Content

Technology and content expenses consist principally of payroll and related expenses for development, editorial, systems, and telecommunications operations personnel; and systems and telecommunications infrastructure.

Technology and content costs are expenses as incurred, except for certain costs relating to the development of internal-use software, including upgrades and enhancements to the Company's Web sites that are capitalized and depreciated over two years.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

Marketing

Marketing expenses consist of advertising, promotional, and public relation expenditures, and payroll and related expenses for personnel engaged in marketing and selling activities. The Company expenses general media advertising costs as incurred. The Company enters into certain online promotional agreements with third parties to increase traffic to its Web sites. Costs associated with these promotional agreements consist of fixed payments, variable activity-based payments, or a combination of the two. Fixed payments are amortized ratably over the corresponding agreement term and variable payments are expensed on the period incurred. The Company receives reimbursements from vendors for certain general media and other advertising costs. Such reimbursements are recorded as a reduction of expense. Advertising expense and other promotional costs were $189,535 during the year ended December 31, 2003.

Research and Development

The Company expenses its research and development costs in the periods incurred.

Reporting the Costs of Start-Up Activities

Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-Up Activities", which provides guidance of the financial reporting of start-up costs and organizational costs, require most costs of start-up activities and organizational costs to be expensed as incurred. SOP 98-5 is effective for fiscal years beginning after December 15, 1998. With the adoption of SOP 98-5 there has been little effect on the Company's financial statements.

Comprehensive Income

Statement of Financial Accounting Standards No. 130, Reporting Comprehensive Income (SFAS 130), requires that total comprehensive income be reported in the financial statements. The company does not have any items considered to be other comprehensive income for the year ended December 31, 2003.

Statement of Cash Flows

The Statement of Cash Flows classifies changes in cash and cash equivalents according to operating, investing, or financing activities. For purposes of the statement of cash flows, the Company considers all highly liquid investments purchased with maturity of three months or less to be cash equivalents.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

NOTE 2 - FIXED ASSETS

Property and equipment is made up of the following:

	December 31,	December 31,
	2003	2002
Software	$ 250,878	$ -
Accumulated depreciation	(1,914)	-
	$ 248,964	$ -

NOTE 3 - ACQUISITION AGREEMENT

Left Right Marketing Technology, Inc. (LRMT) held a letter of intent to acquire Crazy Grazer.com, LLC (Crazy Grazer). LRMT executed a new letter of intent with Crazy Grazer on March 31, 2004

NOTE 4 - GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has not commenced its planned principal operations and has not generated any revenues. In order to obtain the necessary capital, the Company has entered into the above merger agreement with LRMT. The Company, either directly or indirectly through LRMT, intends to raise funds via a private placement offering. If the securities offering does not provide sufficient working capital, some of the shareholders of LMRT have agreed to provide sufficient funds as a loan over the next twelve-month period. However, the Company is dependant upon its ability to secure equity and/or debt financings and there are no assurances that the Company will be successful. Without sufficient financing it would be unlikely for the Company to continue as a going concern.

The officers and directors are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5 - MEMBER'S DEFICIT

The Company had a filing with the Secretary of State on September 29, 2003, stating a change in control/ownership had taken place. The Company's management has indicated this was an incorrect filing and the Company has always been 100% owned by Richard Hall.

NOTE 6 - RELATED PARTY TRANSACTIONS

During the year, The Company incurred consulting fees totaling $375,383 from various companies controlled by Richard "Mick" Hall including LRMT and Hall Communications.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

During the year ended December 31, 2003, the Company owes $16,596 in payroll and office expenses to Hall Communications, Inc. which is owned by Richard "Mick" Hall.

During the year ended December 31, 2003, the Company owes $105,000 in rent to DS Properties, a company which is owned by Richard "Mick" Hall.

The Company has been advanced $622,000 from Left Right Marketing Technology, Inc. (See Note 8) . Left Right Marketing Technology is a public company which is controlled by Richard "Mick" Hall, the sole member of Crazy Grazer.com, LLC.

NOTE 7 - DUE TO LEFT RIGHT MARKETING TECHNOLOGY, INC.

The Company has been advanced $622,000 from Left Right Marketing Technology, Inc. The advances are non-interest bearing and due on demand.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Commitments

Subsequent to December 31, 2003, he Company entered into a lease for office space with LRMT. The lease requires monthly rent of approximately $6,600 per month for a total of five years. The lease also provides the Company access to furniture and office equipment. The following is a schedule by year of the future minimum rents due under the lease.

2004	$ 79,200
2005	$ 79,200
2006	$ 79,200
2007	$ 79,200
2008	$ 79,200
$ 396,000

Legal Proceedings

The Company is involved in litigation arising out of the normal course of business. In the opinion of management, the ultimate resolution of such litigation will not have a material effect to the financial condition of the Company or the results of its operations.

Inventory Suppliers

During the year ended December 31, 2003, the Company purchased over 10% of all inventory purchases from a single vendor, Elite Products American. No other vendors account for over 10%. The Company does not have long-term contracts or arrangements with most of it vendors to guarantee the availability of merchandise or particular payment terms of the extension of credit limits.

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2003

(AUDITED)

NOTE 8 - SUBSEQUENT EVENTS

Effective April 26, 2004, the Company's sole member exchanged 100% of the Company's membership interests for 950,000 shares of Series A Preferred Stock of Left Right Marketing Technology, Inc., a Delaware corporation, pursuant to a reverse triangular merger.

CrazyGrazer.com, Limited Liability Company

(formerly Crazy Grazer, LLC).

(A Development Stage Company)

UNAUDITED FINANCIAL STATEMENTS

For the three-months ended March 31, 2004

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

BALANCE SHEETS

	(Unaudited)
	March 31,	December 31,
ASSETS	2004	2003

Current assets
Cash	$ -	$ 9,309
Accounts receivable	41,474	1,000
Inventories	41,716	22,211
Total current assets	83,190	32,520

Property, Equipment and Software, net	221,884	248,964

	$ 305,074	$ 281,484

LIABILITIES AND MEMBER'S DEFICIT

Current liabilities
Accounts payable	$ 798,992	$ 594,351
Customer deposits	31,631	-
Loan from Left Right Marketing Technology	839,596	622,199
Accounts payable -related parties	133,332	139,838
Accrued expenses	243,745	85,804
Total current liabilities	2,047,296	1,442,192

Member's deficit
Member's, deficit accumulated during the development stage	(1,742,222)	(1,160,708)

	$ 305,074	$ 281,484

See Notes to Financial Statements

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

STATEMENTS OF OPERATIONS

	(Unaudited)	(Unaudited)	(Unaudited)
	Three	Three	Inception
	months ended	months ended	through
	March 31,	March 31,	March 31,
	2004	2003	2004

REVENUES	$ 2,054	$ 124,275	$ 920,466

EXPENSES:
Cost of revenues	592	64,106	718,813
General and administrative	332,122	48,141	1,240,778
Consulting fees - related party	-	71,807	375,383
Compensation expenses	250,854	-	317,754
Interest	-	-	9,960
	583,568	184,054	2,662,688

Net (loss)	$ (581,514)	$ (59,779)	$ (1,742,222)

See Notes to Financial Statements

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

	(Unaudited)	(Unaudited)	(Unaudited)
	Three	Three	Inception
	months ended	months ended	through
	March 31,	March 31,	March 31,
	2004	2003	2004

CASH FLOWS FROM OPERATING ACTVITIES
Net income (loss)	$ (581,514)	$ (59,779)	$ (1,742,222)
Adjustment to reconcile net income
to net cash provided by operating activities
Depreciation	31,277	-	33,191
(Increase) decrease in accounts receivable	(40,474)	(70,226)	(41,474)
(Increase) in inventory	(19,505)	-	(41,716)
Increase in accounts payable	264,799	57,550	859,150
Increase in other current liabilities	219,166	900	444,808
Net cash provided by (used in) operating activities	(126,251)	(71,555)	(488,263)

CASH FLOWS FROM INVESTING ACTIVITIES
(Increase) in Property, Equipment and Software	(4,197)	(1,394)	(255,075)
Net cash (used in) investing activities	(4,197)	(1,394)	(255,075)

CASH FLOWS FROM FINANCING ACTIVITIES
Loan from Left Right Marketing Technology, Inc.	121,139	-	743,338
Net cash provided by financing activities	121,139	-	743,338

Net increase (decrease) in cash	(9,309)	(72,949)	-

Balance at beginning of period	9,309	105,972
Balance at end of period	$ -	$ 33,023	$ -

See Notes to Financial Statements

CRAZYGRAZER.COM, LIMITED LIABILITY COMPANY

(formerly Crazy Grazer, LLC)

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS - UNAUDITED

In the opinion of management, the accompanying balance sheet at March 31, 2004 and the related statements of operations and cash flows for the three months ended March 31, 2004 and 2003 and inception through March 31, 2004 include all adjustments necessary for fair presentation.

Note 1. Going concern

The accompanying statements have been presented under the assumption that the Company will remain a going concern. The Company has incurred significant losses and its liabilities exceed its recorded assets. Accordingly, its ability to remain a going concern is subject to its ability to raise additional capital and/or continued co-operation from its creditors.

Note 2. Subsequent events

Effective April 26, 2004, the Company's sole member exchanged 100% of the Company's membership interests for 950,000 shares of Series A Preferred Stock of Left Right Marketing Technology, Inc., a Delaware corporation, pursuant to a reverse triangular merger.

EXHIBITS

23 -Consent of CFO Advantage, Inc. - Dated July 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                    LEFT RIGHT MARKETING TECHNOLOGY, INC.

                                                                                                    By: /S/Mark R. Newburg

                                                                                                          Mark R. Newburg, Senior Vice President/COO

Date: July 8, 2004